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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 26, 2006
Cohesant Technologies Inc.
(Exact name of registrant as specified in its chapter)

Delaware	1-13484	34-1775913

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

5845 W. 82nd Street, Suite 102	46278
Indianapolis, Indiana	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (317) 871-7611
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 26, 2006, Cohesant Technologies Inc. (the “Company”) renewed through May 1, 2007 its $3,500,000 unsecured revolving line of credit facility. The Company and its subsidiaries have unconditionally guaranteed their obligations under the credit facility. The amendment is attached hereto as Exhibit 4.2
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth in Item 1.01 with respect to the renewed credit facility is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.
4.2	—	Amendment No. 8 to Credit and Security Agreement, Dated April 26, 2006 by and between Cohesant Technologies Inc. and Regions Bank.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHESANT TECHNOLOGIES, INC.
Date: April 28, 2006	By:	/s/ Robert W. Pawlak
Robert W. Pawlak, Chief Financial Officer